Exhibit 10.3

TEMPORARY LEASE EXTENSION AGREEMENT
August 09, 2019

This Agreement, executed by mutual signature, hereby provides an additional temporary extension of Applied DNA Sciences Inc. Lease, dated June 14, 2013 with the below amendments, notifications and terms.

The Term of this extension is from August 10, 2019 through September 15, 2019.

It is hereby restated that Applied DNA Sciences did not exercise its right to renew.

By this Temporary Lease Extension, Applied DNA Sciences acknowledges that, in accordance with the terms of the Lease, any right to renew has expired, no right to renew exists, and this extension does not confer or provide any such right.

Any and all other rights that may have existed by way of the previous lease have additionally since expired.

/s/ James A. Hayward, PhD	Date:	August 12 2019
Jim Hayward, PhD
Chairman, President and CEO
Applied DNA Sciences Inc
50 Health Sciences Drive
Stony Brook, NY 11790

/s/ Matthew Stadler	Date:	August 9th 2019
Matthew Stadler, PhD
Executive Director and COO
Long Island High Technology Incubator, Inc
25 Health Sciences Drive
Stony Brook, NY 11790

LIHTI.org	25 Health Sciences Drive, Stony Brook, NY 11790	(631) 444 - 8800